POWER OF ATTORNEY

The undersigned hereby constitutes and appoints G. Nicholas Bullat, Blanche O. Hurt, Peter P. Capaccio, Merrill J. Sklenar, and Timothy R. Kane, and each of them, with full power to act, their true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place, and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  1 February 2000.


/s/ Valerie B. Jarrett
-------------------------
Valarie B. Jarrett

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints G. Nicholas Bullat, Blanche O. Hurt, Peter P. Capaccio, Merrill J. Sklenar, and Timothy R. Kane, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust and of HT Insight Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  1 February 2000.


Attest:                                                  /s/ Philip H. Rinnander
                                                         -----------------------
                                                         Philip H. Rinnander

/s/ Jason A. Greim
--------------------------

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints G. Nicholas Bullat, Blanche O. Hurt, Peter P. Capaccio, Merrill J. Sklenar, and Timothy R. Kane, and each of them, with full power to act, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities (until revoked in writing) to sign any or all amendments to the Registration Statement on Form N-1A of Harris Insight Funds Trust and of HT Insight Funds, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any state securities commissions, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing, and ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  7 February 2000.

                                                             /s/ Thomas J. Ryan
                                                             -------------------
                                                             Thomas J. Ryan